UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 542-0500

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

See attached Exhibit Index.

Item 9.	Regulation FD Disclosure.

     On April 16, 2003, SanDisk Corporation (the “Registrant”) issued a press release to report its financial results for its first quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. The information contained herein and in the accompanying exhibit shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SanDisk Corporation

Date: April 16, 2003	By:	/s/ Michael Gray

	Name:	Michael Gray
	Title:	Chief Financial Officer and Sr. VP, Finance and Administration (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit	Description

99.1	Press Release of SanDisk Corporation dated April 16, 2003.

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